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EXHIBIT 10.4(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

TC Global, Inc.:

We consent to the incorporation by reference of our report dated June 29, 2009, relating to the consolidated financial statements of the Company appearing in this Registration Statement on Form S-8 of TC Global, Inc. (formerly Tully’s Coffee Corporation) for the year ended March 29, 2009.

Seattle, Washington

June 28, 2010